John Hancock Trust
Supplement dated June 1, 2010
to the Prospectus dated May 3, 2010
VALUE TRUST
Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management, Inc.’s retail asset management business, which includes the management of the Value Trust. In connection with the transaction, the Board approved a new subadvisory agreement for the fund with Invesco Advisers, Inc., an affiliate of Invesco Ltd., that became effective June 1, 2010. The portfolio managers who currently managed the Value Trust will continue to manage the fund as employees of Invesco Advisers, Inc.
HERITAGE TRUST
The information under “Subadvisers and Portfolio Managers – American Century Investment Management, Inc.” is amended to clarify that the portfolio managers of the Heritage Trust are David M. Hollond and Greg Walsh and not Bradley J. Eixmann and Bryan Unterhalter.